                                                                    Exhibit 10.1


                     ELEVENTH AMENDMENT TO CREDIT AGREEMENT
                (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)

      THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT (the "Eleventh Amendment") is dated as of February 21, 2002 and is made by and among KEY ENERGY SERVICES, INC. (formerly known as Key Energy Group, Inc.), a Maryland corporation (the "Borrower"), the LENDERS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), NORWEST BANK TEXAS, N.A., as Collateral Agent and PNC CAPITAL MARKETS, INC., as Arranger.

                                   WITNESSETH:

      WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Collateral Agent and the Arranger are party to that certain Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998, and as amended by the First Amendment dated as of November 19, 1998, the Second Amendment dated as of December 29, 1998, the Third Amendment dated as of April 8, 1999, the Fourth Amendment dated as of April 15, 1999, the Fifth Amendment dated as of May 10, 1999, the Sixth Amendment dated as of July 14, 1999, the Seventh Amendment dated as of March 1, 2000, the Eighth Amendment and Consent dated as of February 21, 2001, the Ninth Amendment dated as of September 17, 2001 and the Tenth Amendment dated as of December 13, 2001 (as amended, restated, supplemented or modified, the "Credit Agreement");

      WHEREAS, the Borrower has requested that the Lenders increase the L/C Commitment from $20,000,000 to $30,000,000 and otherwise amend the Credit Agreement, subject to the terms and conditions hereof; and

      WHEREAS, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

      NOW, THEREFORE, the parties hereto and in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

      1. AMENDMENT TO SECTION 1.1 [DEFINED TERMS]. The defined term L/C Commitment is hereby amended and restated as follows:

            "'L/C COMMITMENT':  $30,000,000."

      2. AMENDMENT TO SECTION 7.2 [LIMITATION ON INDEBTEDNESS]. Subsection (c) of Section 7.2 of the Credit Agreement is hereby amended and restated as follows:

            "(c) Indebtedness (i) of the Borrower to a Wholly Owned Subsidiary,
(ii) of a Domestic Wholly Owned Subsidiary to the Borrower or any other Subsidiary and (iii) of any Foreign Subsidiary to the Borrower or any Subsidiary in an aggregate principal amount at any time outstanding (with respect to all such Foreign Subsidiaries of the Borrower) not to exceed

$45,000,000; PROVIDED, that any such Indebtedness referred to in this clause (c) provided to Odessa shall be for capital expenditure purposes only."

      3. AMENDMENT TO SECTION 7.9 [LIMITATION ON INVESTMENTS, LOANS AND] Advances]. Subsection (e) of Section 7.9 of the Credit Agreement is hereby amended and restated as follows:

            "(e) loans by the Borrower or any Subsidiary to, and equity investments by the Borrower or any Subsidiary in, Foreign Subsidiaries in an aggregate amount (or, in the case of loans, outstanding principal amount) at any time not to exceed $45,000,000 (for all such Foreign Subsidiaries, taken together, net of the aggregate amount of any dividends or other distributions received by the Borrower and any such Subsidiary in respect of such equity investments in Foreign Subsidiaries and excluding the amount of any such equity investments in a Designated Joint Venture made in accordance with subsection 7.9(q)); provided that, of the amounts of investments in Foreign Subsidiaries made pursuant to this paragraph after the effective date of the Seventh Amendment hereto, not more than $7,500,000 may be loaned to, or invested in, Foreign Subsidiaries in the form of cash or Cash Equivalents and the remaining amount which may be loaned to or invested in Foreign Subsidiaries shall be in the form of loans or contributions of supplies, equipment and other non-cash items;"

      4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, as of the Effective Date, after giving effect to this Eleventh Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

      5. CONDITIONS TO EFFECTIVENESS OF THIS ELEVENTH AMENDMENT. This Eleventh Amendment shall become effective on the date on which the following conditions have occurred (the "Effective Date"): (a) the Administrative Agent shall have received a copy of this Eleventh Amendment duly executed and delivered by a duly authorized officer of the Borrower, the Required Lenders and the Administrative Agent, (b) the Administrative Agent shall have received the Acknowledgment and Consent, attached hereto as EXHIBIT A, executed and delivered by a duly authorized officer of each of the signatories thereto, (c) no Default or Event of Default shall exist and be continuing, and (d) the Administrative Agent shall have received such other corporate documents and resolutions as the Administrative Agent may reasonably request.

      6. MISCELLANEOUS.

            (a) CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Eleventh Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

            (b) FEES AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            (c) COUNTERPARTS. This Eleventh Amendment may be executed in any number of counterparts (including by telecopy) by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

            (d) GOVERNING LAW. THIS ELEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ELEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

        [SIGNATURE PAGE 1 OF 7 TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT]
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


            IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    KEY ENERGY SERVICES, INC. (formerly known as Key Energy Group, Inc.)


                                    By: /s/ Jack D. Loftis, Jr.
                                        ---------------------------------------
                                    Title: Sr. Vice President & General Counsel
                                          -------------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION, as
                                    Administrative Agent and as a Lender


                                    By: /s/ Janis L. Tucker
                                        -------------------------------------
                                    Title: Vice President
                                          ------------------------------

       [SIGNATURE PAGE 2 OF 7 TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT]
              (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    BANK POLSKA KASA OPIEKI S.A.,
                                    PEKAO S.A. GROUP, NEW YORK BRANCH


                                    By:
                                        ------------------------------
                                    Title:
                                          ------------------------------

       [SIGNATURE PAGE 3 OF 7 TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT]
              (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    BANK LEUMI, USA


                                    By: /s/ Joung Hee Hong
                                        ------------------------------
                                    Title: Vice President
                                          ------------------------------

       [SIGNATURE PAGE 4 OF 7 TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT]
              (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    BEAR STEARNS INVESTMENT PRODUCT INC.


                                    By: /s/ Grey Hanley
                                        --------------------------------
                                    Title: Authorized Signatory
                                          ------------------------------


                                    BEAR STEARNS CORPORATE LENDING INC.


                                    By:  /s/ Victor Bulzacchelli
                                         -------------------------------
                                    Title: Authorized Signatory
                                          ------------------------------

       [SIGNATURE PAGE 5 OF 7 TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT]
              (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                                    By:   Pilgrim Investments, Inc.,
                                          as its Investment Manager


                                    By:
                                          ------------------------------
                                    Title:
                                          ------------------------------


                                    PILGRIM PRIME RATE TRUST
                                    By:   Pilgrim Investments, Inc.,
                                          as its Investment Manager]


                                    By:
                                          ------------------------------
                                    Title:
                                          ------------------------------

       [SIGNATURE PAGE 6 OF 7 TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT]
              (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    LEHMAN COMMERCIAL PAPER, INC.


                                    By:
                                          ------------------------------
                                    Title:
                                          ------------------------------

       [SIGNATURE PAGE 7 OF 7 TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT]
              (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:
                                          ------------------------------
                                    Title:
                                          ------------------------------

                                    EXHIBIT A
                           ACKNOWLEDGMENT AND CONSENT


                           ACKNOWLEDGMENT AND CONSENT

            Each of the undersigned corporations, as a guarantor under that certain Amended and Restated Master Guarantee and Collateral Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent, acknowledges the foregoing amendment and waiver and confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Guarantee and all of the Collateral (as defined in the Guarantee) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Eleventh Amendment to Credit Agreement to which this Acknowledgment and Consent is attached.

                                    YALE E. KEY, INC.
                                    KEY ENERGY DRILLING, INC.
                                    WELLTECH EASTERN, INC.
                                    ODESSA EXPLORATION INCORPORATED
                                    KALKASKA OILFIELD SERVICES, INC.
                                    WELL-CO OIL SERVICE, INC.
                                    PATRICK WELL SERVICE, INC.
                                    MOSLEY WELL SERVICE, INC.
                                    RAM OIL WELL SERVICE, INC.
                                    ROWLAND TRUCKING CO., INC.
                                    LANDMARK FISHING & RENTAL, INC.
                                    DUNBAR WELL SERVICE, INC.
                                    FRONTIER WELL SERVICE, INC.
                                    KEY ROCKY MOUNTAIN, INC.
                                    KEY FOUR CORNERS, INC.
                                    JETER SERVICE CO.
                                    JETER WELL SERVICE, INC.
                                    JETER TRANSPORTATION, INC.
                                    INDUSTRIAL OILFIELD SUPPLY, INC.
                                    BROOKS WELL SERVICING, INC.
                                    UPDIKE BROTHERS, INC.
                                    J.W. GIBSON WELL SERVICE COMPANY
                                    KEY ENERGY SERVICES-SOUTH TEXAS, INC.
                                    WATSON OILFIELD SERVICE & SUPPLY, INC.
                                    WELLTECH MID-CONTINENT, INC.
                                    DAWSON PRODUCTION MANAGEMENT, INC.
                                    DAWSON PRODUCTION ACQUISITION CORP.
                                    DAWSON PRODUCTION TAYLOR, INC.

                                    KEY ENERGY SERVICES-CALIFORNIA, INC.


                                    By: /s/ Jack D. Loftis, Jr.
                                        --------------------------------
                                    Title: Vice President
                                          ------------------------------


                                    DAWSON PRODUCTION PARTNERS, L.P.

                                    By: DAWSON PRODUCTION MANAGEMENT, INC.,
                                        its sole general partner


                                    By: /s/ Jack D. Loftis, Jr.
                                        --------------------------------
                                    Title: Vice President
                                          ------------------------------